Exhibit 10.1

VOTING AGREEMENT

THIS VOTING AGREEMENT (this “Agreement”) is dated as of August 5, 2014, by and between the undersigned holder (“Shareholder”) of Company Common Stock, par value $.01 per share, of Peoples Federal Bancshares, Inc., a Maryland corporation (“Company”), and Independent Bank Corp., a Massachusetts corporation (“Buyer”).  All capitalized terms used but not defined herein shall have the meanings assigned to them in the Merger Agreement (defined below).

WHEREAS, concurrently with the execution of this Agreement, Buyer, Buyer Bank, Company and Company Bank are entering into an Agreement and Plan of Merger (as such agreement may be subsequently amended or modified, the “Merger Agreement”), pursuant to which Company shall merge with and into Buyer and, in connection therewith, each outstanding share of Company Common Stock will be converted into the right to receive the Merger Consideration;

WHEREAS, Shareholder beneficially owns (as determined pursuant to Rule 13d-3 under the Exchange Act) or has sole or shared voting power with respect to the number of shares of Company Common Stock identified on Exhibit A hereto (such shares, together with all shares of Company Common Stock subsequently acquired by Shareholder during the term of this Agreement, including through the exercise of any stock option or other equity award, warrant or similar instrument, being referred to as the “Shares”), and holds stock options or other rights to acquire the number of shares of Company Common Stock identified on Exhibit A hereto; and

WHEREAS, it is a material inducement to the willingness of Buyer to enter into the Merger Agreement that Shareholder execute and deliver this Agreement.

NOW, THEREFORE, in consideration of, and as a material inducement to, Buyer entering into the Merger Agreement and proceeding with the transactions contemplated thereby, and in consideration of the expenses incurred and to be incurred by Buyer in connection therewith, Shareholder and Buyer agree as follows:

Section 1.                                           Agreement to Vote Shares.  Shareholder agrees that, while this Agreement is in effect, at any meeting of shareholders of Company, however called, or at any adjournment thereof, or in any other circumstances in which Shareholder is entitled to vote, consent or give any other approval, except as otherwise agreed to in writing in advance by Buyer, Shareholder shall:

(a)                                 appear at each such meeting, in person or by proxy, or otherwise cause the Shares to be counted as present thereat for purposes of calculating a quorum; and

(b)                                 vote (or cause to be voted), in person or by proxy, all the Shares that are beneficially owned by Shareholder or as to which Shareholder has, directly or indirectly, the right to vote or direct the voting, (i) in favor of adoption and approval of the Merger Agreement and the transactions contemplated thereby (including any amendments or modifications of the terms thereof adopted in

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accordance with the terms thereof); (ii) against any action or agreement that would reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of Company contained in the Merger Agreement or of Shareholder contained in this Agreement; and (iii) against any Acquisition Proposal or any other action, agreement or transaction that is intended, or could reasonably be expected, to impede, interfere or be inconsistent with, delay, postpone, discourage or materially and adversely affect consummation of the transactions contemplated by the Merger Agreement or of this Agreement.

Shareholder further agrees not to vote or execute any written consent to rescind or amend in any manner any prior vote or written consent, as a shareholder of Company, to approve or adopt the Merger Agreement unless the Merger Agreement is terminated in accordance with its terms.   Prior to the termination of this Agreement, the obligations of Shareholder specified in this Section 1 shall apply whether or not the Merger or any action described above is recommended by the board of directors of Company or otherwise subject to a Change in Recommendation.

Section 2.                                           No Transfers.  While this Agreement is in effect, Shareholder agrees not to, directly or indirectly, sell, transfer, pledge, assign or otherwise dispose of, or enter into any contract option, commitment or other arrangement or understanding with respect to the sale, transfer, pledge, assignment or other disposition of, any of the Shares, except the following transfers shall be permitted: (a) transfers by will or operation of law, in which case this Agreement shall bind the transferee, (b) transfers in connection with bona fide estate and tax planning purposes, including transfers to relatives, trusts and charitable organizations, subject to the transferee agreeing in writing to be bound by the terms of this Agreement, and (c) such transfers as Buyer may otherwise permit in its sole discretion, subject to any restrictions or conditions imposed by Buyer in its sole discretion.  Any transfer or other disposition in violation of the terms of this Section 2 shall be null and void.

Section 3.                                           Representations and Warranties of Shareholder.  Shareholder represents and warrants to and agrees with Buyer as follows:

(a)                                 Shareholder has all requisite capacity and authority to enter into and perform his, her or its obligations under this Agreement.

(b)                                 This Agreement has been duly executed and delivered by Shareholder, and assuming the due authorization, execution and delivery by Buyer, constitutes the valid and legally binding obligation of Shareholder enforceable against Shareholder in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(c)                                  The execution and delivery of this Agreement by Shareholder does not, and the performance by Shareholder of his, her or its obligations hereunder and the consummation by Shareholder of the transactions contemplated hereby will not, violate or conflict with, or constitute a default under, any agreement, instrument,

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contract or other obligation or any order, arbitration award, judgment or decree to which Shareholder is a party or by which Shareholder is bound, or any statute, rule or regulation to which Shareholder is subject or, in the event that Shareholder is a corporation, partnership, trust or other entity, any charter, bylaw or other organizational document of Shareholder.

(d)                                 Shareholder is the record and beneficial owner of, or is the trustee that is the record holder of, and whose beneficiaries are the beneficial owners of, and has good title to all of the Shares and options set forth on Exhibit A hereto, and the Shares and options are so owned free and clear of any liens, security interests, charges or other encumbrances except as otherwise described on Exhibit A hereto.  Shareholder does not own, of record or beneficially, any shares of capital stock of Company other than the Shares (other than shares of capital stock subject to stock options over which Shareholder will have no voting rights until the exercise of such stock options).  The Shares do not include shares over which Shareholder exercises control in a fiduciary capacity and no representation by Shareholder is made thereby pursuant to the terms hereof.  Shareholder has the right to vote the Shares, and none of the Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of the Shares, except as contemplated by this Agreement.

Section 4.                                           Irrevocable Proxy.  Subject to the last sentence of this Section 4, by execution of this Agreement, Shareholder does hereby appoint Buyer with full power of substitution and resubstitution, as Shareholder’s true and lawful attorney and irrevocable proxy, to the full extent of Shareholder’s rights with respect to the Shares, to vote, if Shareholder is unable to perform his, her or its obligations under this Agreement, each of such Shares that Shareholder shall be entitled to so vote with respect to the matters set forth in Section 1 hereof at any meeting of the shareholders of Company, and at any adjournment or postponement thereof, and in connection with any action of the shareholders of Company taken by written consent.  Shareholder intends this proxy to be irrevocable and coupled with an interest hereafter until the termination of this Agreement pursuant to the terms of Section 7 hereof and hereby revokes any proxy previously granted by Shareholder with respect to the Shares.  The proxy granted by the Shareholder shall not be exercised to vote, consent or act on any matter except as contemplated by Section 1 above.  Notwithstanding anything contained herein to the contrary, this irrevocable proxy shall automatically terminate upon the termination of this Agreement.

Section 5.                                           No Solicitation.  Except as otherwise expressly permitted under Section 5.09 of the Merger Agreement, from and after the date hereof until the termination of this Agreement pursuant to Section 7 hereof, Shareholder, in his, her or its capacity as a shareholder of Company, shall not, nor shall such Shareholder authorize any partner, officer, director, advisor or representative of, such Shareholder or any of his, her or its affiliates to (and, to the extent applicable to Shareholder, such Shareholder shall use commercially reasonable efforts to prohibit any of his, her or its representatives or affiliates to), (a) initiate, solicit, induce or knowingly encourage, or knowingly take any action that would reasonably be expected to facilitate the making of, any inquiry, offer or proposal which constitutes, or could reasonably be expected to lead to, an Acquisition Proposal, (b) participate in any discussions or negotiations regarding any Acquisition Proposal, or furnish, or otherwise afford access, to any person (other

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than Buyer) any information or data with respect to Company or otherwise relating to an Acquisition Proposal, (c) enter into any agreement, agreement in principle, letter of intent, memorandum of understanding or similar arrangement with respect to an Acquisition Proposal, (d) solicit proxies or become a “participant” in a “solicitation” (as such terms are defined in Regulation 14A under the Exchange Act) with respect to an Acquisition Proposal (other than the Merger Agreement) or otherwise encourage or assist any party in taking or planning any action that would reasonably be expected to compete with, restrain or otherwise serve to interfere with or inhibit the timely consummation of the Merger in accordance with the terms of the Merger Agreement, (e) initiate a shareholders’ vote or action by consent of Company’s shareholders with respect to an Acquisition Proposal, or (f) except by reason of this Agreement, become a member of a “group” (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of Company that takes any action in support of an Acquisition Proposal (other than the Merger Agreement).

Section 6.                                           Specific Performance; Remedies.  Shareholder acknowledges that it is a condition to the willingness of Buyer to enter into the Merger Agreement that Shareholder execute and deliver this Agreement and that it will be impossible to measure in money the damage to Buyer if Shareholder fails to comply with the obligations imposed by this Agreement and that, in the event of any such failure, Buyer will not have an adequate remedy at law or in equity.  Accordingly, Shareholder agrees that injunctive relief or other equitable remedy is the appropriate remedy for any such failure and will not oppose the granting of such relief on the basis that Buyer has an adequate remedy at law.  Shareholder further agrees that Shareholder will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with Buyer’s seeking or obtaining such equitable relief.  In addition, after discussing the matter with Shareholder, Buyer shall have the right to inform any third party that Buyer reasonably believes to be, or to be contemplating, participating with Shareholder or receiving from Shareholder assistance in violation of this Agreement, of the terms of this Agreement and of the rights of Buyer hereunder, and that participation by any such persons with Shareholder in activities in violation of Shareholder’s agreement with Buyer set forth in this Agreement may give rise to claims by Buyer against such third party.

Section 7.                                           Term of Agreement; Termination.  The term of this Agreement shall commence on the date hereof.  This Agreement may be terminated at any time prior to consummation of the transactions contemplated by the Merger Agreement by the written consent of the parties hereto, and shall be automatically terminated in the event that the Merger Agreement is terminated in accordance with its terms; provided, however, that the transfer restrictions in Section 2 hereof shall be automatically terminated upon the receipt of the Requisite Company Shareholder Approval.  Upon such termination, no party shall have any further obligations or liabilities hereunder; provided, however, such termination shall not relieve any party from liability for any willful breach of this Agreement prior to such termination.

Section 8.                                           Entire Agreement; Amendments.  This Agreement supersedes all prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof and contains the entire agreement among the parties with respect to the subject matter hereof.  This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed by each party hereto.  No waiver of any provisions hereof by either party shall be deemed a waiver of any other provision

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hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

Section 10.                                    Severability.  In the event that any one or more provisions of this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, by any court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement and the parties shall use their reasonable efforts to substitute a valid, legal and enforceable provision which, insofar as practical, implements the purposes and intents of this Agreement.

Section 11.                                    Capacity as Shareholder.  This Agreement shall apply to Shareholder solely in his or her capacity as a shareholder of Company and it shall not apply in any manner to Shareholder in his or her capacity as a director, officer or employee of Company or in any other capacity.  Nothing contained in this Agreement shall be deemed to apply to, or limit in any manner, the obligations of Shareholder to comply with his or her fiduciary duties as a director of Company, and none of the terms of this Agreement shall be deemed to prohibit or prevent any director or executive officer from exercising his or her fiduciary obligations in the context of a Superior Proposal pursuant to Sections 5.04 or 5.09 of the Merger Agreement.  All rights, ownership and economic benefits of and relating to the Shares contemplated hereby shall remain vested in and belong to Shareholder, and Buyer shall have no authority to exercise any power or authority to direct Shareholder in the voting of any of the Shares, except as otherwise specifically provided herein, or in the performance of Shareholder’s duties or responsibilities as a shareholder of the Company.

Section 12.                                    Governing Law.  This Agreement shall be governed by, and interpreted in accordance with, the laws of the Commonwealth of Massachusetts, without regard for conflict of law provisions.

Section 13.                                    WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF THE PARTIES IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT.  EACH OF THE PARTIES HERETO (A) CERTIFIES THAT NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 13.

Section 14.                                    Waiver of Appraisal Rights; Further Assurances.  Provided that the Merger is consummated in compliance with the terms of the Merger Agreement, that the consideration offered pursuant to the Merger is not less than that specified in the Merger

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Agreement executed on or about the date hereof, and that this Agreement has not been terminated in accordance with its terms, to the extent permitted by applicable law, Shareholder hereby waives any rights of appraisal or rights to dissent from the Merger or demand fair value for its Shares in connection with the Merger, in each case, that Shareholder may have under applicable law.  From time to time, prior to the termination of this Agreement, at the Buyer’s request and without further consideration, Shareholder shall execute and deliver such additional documents and take all such further action as may be reasonably necessary or desirable to effect the actions and consummate the transactions contemplated by this Agreement.  Shareholder further agrees not to, prior to the termination of this Agreement, commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Buyer, Buyer Bank, Company, Company Bank or any of their respective successors relating to the negotiation, execution or delivery of this Agreement or the Merger Agreement or the consummation of the Merger.

Section 15.                                    Disclosure.  Shareholder hereby authorizes Company and Buyer to publish and disclose in any announcement or disclosure required by the Securities and Exchange Commission and in the Proxy Statement-Prospectus such Shareholder’s identity and ownership of the Shares and the nature of Shareholder’s obligations under this Agreement.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

INDEPENDENT BANK CORP.

By:	/s/ Christopher Oddleifson
Name: Christopher Oddleifson
Title: President and Chief Executive Officer

SHAREHOLDER

/s/ Maurice H. Sullivan, Jr.
Name: Maurice H. Sullivan, Jr.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

INDEPENDENT BANK CORP.

By:	/s/ Christopher Oddleifson
Name: Christopher Oddleifson
Title: President and Chief Executive Officer

SHAREHOLDER

/s/ D. Randolph Berry
Name: D. Randolph Berry

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

INDEPENDENT BANK CORP.

By:	/s/ Christopher Oddleifson
Name: Christopher Oddleifson
Title: President and Chief Executive Officer

SHAREHOLDER

/s/ Lee Ann E. Coté
Name: Lee Ann E. Coté

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

INDEPENDENT BANK CORP.

By:	/s/ Christopher Oddleifson
Name: Christopher Oddleifson
Title: President and Chief Executive Officer

SHAREHOLDER

/s/ Myron Fox
Name: Myron Fox

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

INDEPENDENT BANK CORP.

By:	/s/ Christopher Oddleifson
Name: Christopher Oddleifson
Title: President and Chief Executive Officer

SHAREHOLDER

/s/ Hubert Gallagher
Name: Hubert Gallagher

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

INDEPENDENT BANK CORP.

By:	/s/ Christopher Oddleifson
Name: Christopher Oddleifson
Title: President and Chief Executive Officer

SHAREHOLDER

/s/ William Giudice
Name: William Guidice

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

INDEPENDENT BANK CORP.

By:	/s/ Christopher Oddleifson
Name: Christopher Oddleifson
Title: President and Chief Executive Officer

SHAREHOLDER

/s/ Thomas J. Leetch, Jr.
Name: Thomas J. Leetch, Jr.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

INDEPENDENT BANK CORP.

By:	/s/ Christopher Oddleifson
Name: Christopher Oddleifson
Title: President and Chief Executive Officer

SHAREHOLDER

/s/ Vincent Mannering
Name: Vincent Mannering

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

INDEPENDENT BANK CORP.

By:	/s/ Christopher Oddleifson
Name: Christopher Oddleifson
Title: President and Chief Executive Officer

SHAREHOLDER

/s/ Norman Posner
Name: Norman Posner

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

INDEPENDENT BANK CORP.

By:	/s/ Christopher Oddleifson
Name: Christopher Oddleifson
Title: President and Chief Executive Officer

SHAREHOLDER

/s/ John F. Reen, Jr.
Name: John F. Reen, Jr.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

INDEPENDENT BANK CORP.

By:	/s/ Christopher Oddleifson
Name: Christopher Oddleifson
Title: President and Chief Executive Officer

SHAREHOLDER

/s/ Maurice H. Sullivan, III
Name: Maurice H. Sullivan, III

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

INDEPENDENT BANK CORP.

By:	/s/ Christopher Oddleifson
Name: Christopher Oddleifson
Title: President and Chief Executive Officer

SHAREHOLDER

/s/ Frederick Taw
Name: Frederick Taw

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

INDEPENDENT BANK CORP.

By:	/s/ Christopher Oddleifson
Name: Christopher Oddleifson
Title: President and Chief Executive Officer

SHAREHOLDER

/s/ James J. Gavin
Name: James J. Gavin

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

INDEPENDENT BANK CORP.

By:	/s/ Christopher Oddleifson
Name: Christopher Oddleifson
Title: President and Chief Executive Officer

SHAREHOLDER

/s/ Christopher Lake
Name: Christopher Lake

EXHIBIT A

Shareholder	Shares	Options
D. Randolph Berry	110,240	0
Lee Ann E. Coté	21,549	0
Myron Fox	47,177	0
Hugh Gallagher	22,900	0
James J. Gavin	93,097	5,447
William Giudice	18,900	0
Christopher Lake	71,558	4,391
Thomas J. Leetch, Jr.	150,755	5,524
Vincent Mannering	30,700	0
Norman Posner	43,200	0
John F. Reen, Jr.	25,400	0
Maurice H. Sullivan, III	36,735	0
Maurice H. Sullivan, Jr.	172,175	5,524
Frederick Taw	27,900	0